THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT IN A TRANSACTION COMPLETED IN ACCORDANCE WITH THE REGISTRATION STATEMENT, (B) TO THE CORPORATION, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (i) RULE 144 OR (ii) RULE 144A THEREUNDER, IF AVAILABLE, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF SUBPARAGRAPH D(i) OR (E) THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN THE UNITED STATES OF AMERICA.

THIS SECURITY MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THIS SECURITY AND SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

WARRANT TO PURCHASE COMMON SHARES

BIO NITROGEN CORPORATION

Certificate Number	Number of Warrants
W 2012 - [●]	[●]

THIS CERTIFIES that [Insert Name of Holder] of [Insert Address] (the “Holder”) is the registered holder of [●] warrants (the “Warrants”) of Bio Nitrogen Corporation (the “Corporation”), each of which entitles the Holder, subject to the terms and conditions set forth in this Warrant certificate, to acquire from the Corporation twenty five thousand (25,000) common shares (each a “Common Share”) in the capital of the Corporation at any time commencing on the date hereof and continuing up to and including 5:00 p.m. (Eastern Daylight Time) on June 30, 2015 (the “Time of Expiry”) on payment of USD$0.06 per Common Share (the “Exercise Price”). The number of Common Shares that the Holder is entitled to acquire upon exercise of the Warrants and the Exercise Price thereto are subject to adjustment as hereinafter provided.

1.	Exercise of Warrant.

(a)	Election to Acquire. The rights evidenced by this Warrant certificate may be exercised by the Holder at any time or from time to time prior to the Time of Expiry in whole or in part and in accordance with the provisions hereof by delivery of an exercise form in substantially the form attached hereto as Exhibit “1” (the “Exercise Form”), properly completed and executed, together with payment of the Exercise Price, or indication that the rights are exercised through a Cashless Exercise (as set forth in Section 1(d) below), for the number of Common Shares specified in the Exercise Form at the address of the Corporation specified in accordance with Section 14. In the event that the rights evidenced by this Warrant certificate are exercised in part, the Corporation will, contemporaneously with the issuance of the Common Shares issuable on the exercise of the Warrants so exercised, issue to the Holder (without charge), a Warrant certificate on identical terms hereto in respect of that number of Common Shares in respect of which the Holder has not exercised the rights evidenced by this Warrant certificate.

(b)	Exercise. The Corporation shall, within three business days following the date (the “Exercise Date”) it receives a duly executed Exercise Form and the Exercise Price for the number of Common Shares specified in the Exercise Form (and that the Holder is entitled to), issue that number of Common Shares specified in the Exercise Form as fully paid and non-assessable Common Shares.

(c)	Common Share Certificates. As promptly as practicable after the Exercise Date and, in any event, within three (3) business days of receipt of the Exercise Form, the Corporation will issue and deliver to the Holder, registered in such name or names as the Holder may direct, or if no such direction has been given, in the name of the Holder, a certificate or certificates for the number of Common Shares specified in the Exercise Form (and that the Holder is entitled to). To the extent permitted by law, such exercise will be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the Holder with respect to the number of Warrants that have been exercised as such shall cease, and the person or persons in whose name or names any certificate or certificates for Common Shares are then issuable upon such exercise shall be deemed to have become the holder or holders of record of the Common Shares represented thereby.

(d)	Cashless Exercise: The Holder, at its option, may exercise the rights evidenced by this Warrant certificate in a cashless exercise transaction pursuant to this subsection (d) (a “Cashless Exercise”). In order to effect a Cashless Exercise, the Holder shall elect such option in the Exercise Form, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula: “X = Y*(A-B)/A”, where (i) X = means the number of shares of Common Stock to be issued to Holder, (ii) Y = means the number of shares of Common Stock for which the Warrant is being exercised, (iii) A = means the Current Market Price (as defined in Section 2(a)(ii) below) and (iv) B = means the Exercise Price.

2.	Anti-Dilution Protection.

(a)	Definitions. For the purposes of this section 2, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below will have the respective meanings specified therefor in this subsection:

(i)	“Adjustment Period” means the period commencing on the date hereof and ending at the Time of Expiry;

(ii)	“Current Market Price” of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on a stock exchange as may be selected by the directors of the Corporation for such purpose or, if the Common Shares are not then listed on any stock exchange, in the over-the-counter market, during the period of any twenty consecutive trading days ending not more than five business days before such date; provided that the weighted average price will be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said twenty consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any stock exchange or traded in the over-the counter market, then the Current Market Price will be determined by such firm of independent chartered accountants (that qualifies as a big four accounting firm) as may be selected by the directors;

(iii)	“director” means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Corporation as a board or, whenever empowered, action by the executive committee of such board; and

(iv)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(b)	Adjustments. The Exercise Price and the number of Common Shares issuable to the Holder on exercise of the Warrants will be subject to adjustment from time to time in the events and in the manner provided as follows:

(i)	If at any time during the Adjustment Period the Corporation:

(a)	fixes a record date for the issue of, or issues, Common Shares or securities exchangeable or convertible into Shares, to the holders of all or substantially all of the then outstanding Common Shares by way of a stock dividend;

(b)	fixes a record date for the distribution to, or makes a distribution to, the holders of all or substantially all of the Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

(c)	subdivides, redivides or changes the outstanding Common Shares into a greater number of Common Shares; or

(d)	consolidates, reduces or combines the outstanding Common Shares into a lesser number of Common Shares;

(any of such events in subclauses (a), (b), (c) and (d) above being herein called a “Common Share Reorganization”), the Exercise Price will be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(a)	the numerator of which will be the number of Common Shares outstanding on such record date or effective date before giving effect to such Common Share Reorganization; and

(b)	the denominator of which will be the number of Common Shares that will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would be outstanding had such securities all been fully exchanged for or converted into Common Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 2(b)(i) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price will be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price that would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and will be further readjusted in such manner upon the expiry of any further such rights.

(ii)	If at any time during the Adjustment Period the Corporation

(a)	fixes a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares; or

(b)	issues or sells, or in accordance, is deemed to have issued or sold, any Common Shares or securities exchangeable for or convertible into Common Shares,

at a price per Common Share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per Common Share at the date of issue of such securities) of less than 100% of the Current Market Price of the Common Shares on such record date (any of such events being herein called a “Rights Offering”), the Exercise Price will be adjusted effective immediately after the record date for the Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(a)	the numerator of which will be the aggregate of:

(I)	the number of Common Shares outstanding on the record date for the Rights Offering; and

(II)	the quotient determined by dividing:

(1)	either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

(2)	the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(b)	the denominator of which will be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares, the number of Common Shares for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this Section 2(b)(ii), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, will be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be. Any Common Shares owned by or held for the account of the Corporation will be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 2(b)(ii) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this Section 2(b)(ii), the Exercise Price will be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price that would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and will be further readjusted in such manner upon the expiry of any further such rights.

(iii)	If at any time during the Adjustment Period the Corporation fixes a record date for the issue or distribution to the holders of all or substantially all of the Common Shares of:

(a)	shares of the Corporation of any class other than Common Shares;

(b)	rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares;

(c)	evidences of indebtedness of the Corporation; or

(d)	any property or assets of the Corporation;

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price will be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(I)	the numerator of which will be the difference between:

(1)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

(2)	the fair value, as determined by the directors of the Corporation (provided, however, that if the Holder objects such valuation of the directors, the fair value shall be determined by firm of independent chartered accountants (that qualifies as a big four accounting firm) as may be selected by the directors), to the holders of the Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(II)	the denominator of which will be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation will be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 2(b)(iii) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this Section 2(b)(iii), the Exercise Price will be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount that would then be in effect if the fair market value had been determined on the basis of the number of Common Shares issued and remaining issuable immediately after such expiry, and will be further readjusted in such manner upon the expiry of any further such rights.

(iv)	If at any time during the Adjustment Period there occurs:

(a)	a reclassification or redesignation of the Common Shares, any change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares, other than a Common Share Reorganization;

(b)	a consolidation, amalgamation, arrangement or merger by the Corporation with or into any other body corporate or entity, or any other transaction that results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities of another body corporate or entity; or

(c)	the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a “Capital Reorganization”), then after the effective date of the Capital Reorganization, the Holder will be entitled to receive, and will accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Common Shares to which the Holder was theretofore entitled upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization that the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was at such time entitled to acquire upon the exercise of the Warrants. If necessary, as a result of any Capital Reorganization, appropriate adjustments will be made in the application of the provisions of this Warrant certificate with respect to the rights and interests thereafter of the Holder and the provisions of this Warrant certificate will thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.

(v)	If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price occurs pursuant to the provisions of Section 2(b)(i), Section 2(b)(ii) or Section 2(b)(iii) hereof, then the number of Common Shares purchasable upon the subsequent exercise of the Warrants, will be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

3.	Rules.

The following rules and procedures will be applicable to adjustments made pursuant to Section 2 of this Warrant certificate.

(a)	Subject to the following provisions of this Section 3, the adjustments provided in Section 2 are cumulative, and any adjustment made pursuant to Section 2 hereof will be made successively whenever an event referred to therein occurs.

(b)	No adjustment in the Exercise Price will be required unless the adjustment would result in a change of at least one per cent in the Exercise Price then in effect and no adjustment will be made in the number of Common Shares purchasable or issuable on the exercise of the Warrant unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments that, except for the provisions of this Section 3(b), would otherwise have been required to be made will be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provision of Section 2 of this Warrant certificate, no adjustment of the Exercise Price will be made that would result in an increase in the Exercise Price or a decrease in the number of Common Shares issuable upon the exercise of the Warrant (except in respect of a consolidation of the outstanding Common Shares) pursuant to Section 2(b)(i)(d).

(c)	If at any time during the Adjustment Period the Corporation takes any action affecting the Common Shares, other than an action or an event described in Section 2 hereof, which would have a material adverse effect upon the rights of the Holder under this Warrant certificate, the Exercise Price and/or the number of Common Shares purchasable under this Warrant certificate will be adjusted in such manner and at such time as shall be equitable in the circumstances.

(d)	If applicable, no adjustment in the Exercise Price or in the number or kind of securities purchasable on the exercise of the Warrants will be made in respect of any event described in Section 2 hereof if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised the Warrants prior to, or on, the record date or effective date, as the case may be, of such event.

(e)	If the Corporation sets a record date to determine holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights legally abandons its plan to pay or deliver such dividend, distribution or subscription or purchase rights, no adjustment in the Exercise Price or the number of Common Shares purchasable upon the exercise of the Warrant will be required by reason of the setting of such record date and any such adjustment will be reversed.

(f)	In any case in which this Warrant certificate requires that an adjustment become effective immediately after a record date for an event referred to in Section 2 hereof, the Corporation may defer, until the occurrence of such event:

(i)	issuing to the Holder, to the extent that the Warrants are exercised after such record date and before the occurrence of such event, the additional Common Shares (or other shares or securities or property) issuable upon such exercise by reason of the adjustment required by such event; and

(ii)	delivering to the Holder any distribution declared with respect to such additional Common Shares after such record date and before such event;

provided, however, that the Corporation delivers to the Holder an appropriate instrument evidencing the right of the Holder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Common Shares purchasable upon the exercise of the Warrant.

(g)	If a dispute arises at any time with respect to any adjustment of the Exercise Price or the number of Common Shares purchasable pursuant to this Warrant certificate, such dispute will be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act by such other firm of independent chartered accountants (that qualifies as a big four accounting firm) as may be selected by the directors.

(h)	As a condition precedent to the taking of any action that would require an adjustment pursuant to Section 2 hereof, the Corporation will take any action which may, in the opinion of the Corporation's legal counsel, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable shares all of the Common Shares that the Holder is entitled to receive in accordance with the provisions of this Warrant certificate.

(i)	At least twenty-one days prior to any record date or effective date, as the case may be, for any event that requires or might require an adjustment in any of the rights of the Holder, including the Exercise Price or the number of Common Shares, as the case may be and as applicable, that are obtained under this Warrant certificate, the Corporation will deliver to the Holder, at the Holder’s registered address, a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this Section 3(i) has been given is not then determinable, the Corporation will promptly after such adjustment is determinable deliver to the Holder, a certificate providing the calculation of such adjustment. The Corporation hereby covenants and agrees that the register of transfers and share transfer books for the Common Shares will be open, and that the Corporation will not take any action that might deprive the Holder of the opportunity of exercising the rights contained in this Warrant certificate, during such twenty-one day period.

4.	Shares to be Reserved.

The Corporation will at all times keep available, and reserve, out of its authorized Common Shares, solely for the purpose of issuing upon the exercise of the Warrants, such number of Common Shares as shall then be issuable upon the exercise of the Warrants. The Corporation covenants and agrees that all Common Shares that are so issuable will, upon issuance, be duly authorized fully paid and non-assessable. The Corporation will use its best efforts to ensure that all such Common Shares may be so issued without violation of any applicable laws or the applicable requirements of any exchange upon which the Common Shares may be listed or in respect of which the Common Shares are qualified for unlisted trading privileges.

5.	Fractional Common Shares.

The Corporation will not be required to issue fractional Common Shares upon exercise of any Warrant in satisfaction of its obligations hereunder. If any fractional interest in a Common Share would be deliverable upon the exercise of a Warrant, the Corporation will, in lieu of delivering the fractional Common Share, satisfy the right to receive such fractional interest by payment to the Holder of an amount in cash equal (computed in the case of a fraction of a cent to the next lower cent) to the value of the right to acquire such fractional interest on the basis of the Current Market Price of the Common Shares on the date of exercise.

6.	Replacement.

Upon receipt of evidence satisfactory to the Corporation, acting reasonably, of the loss, theft, destruction or mutilation of this Warrant certificate and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this Warrant certificate), the Corporation will issue a replacement certificate to the Holder which contains the same terms and conditions as this Warrant certificate.

7.	No Transfer.

This Warrant may be transferred. No transfer of this Warrant shall be effective unless this Warrant certificate is accompanied by a duly executed transfer form in the form the Corporation may from time to time reasonably prescribe, together with such evidence of the genuineness of each endorsement, execution and authorization and of other matters as may reasonably be required by the Corporation, are delivered to the Corporation. No transfer of this Warrant shall be made if in the opinion of counsel to the Corporation such transfer would result in the violation of any applicable securities laws. No fee shall apply to any transfer.

8.	Expiry Date.

The Warrants will expire and all rights to acquire Common Shares hereunder will cease and become null and void at the Time of Expiry.

9.	Enforcement.

All or any of the rights conferred upon the Holder by the terms hereof may be enforced by the Holder by appropriate legal proceedings.

10.	Exchange.

The registered holder of this Warrant may at any time up to and including the Expiry Time, upon the surrender hereof to the Corporation at the address of the Corporation specified in accordance with Section 14, exchange this Warrant for one or more Warrants entitling the holder to subscribe in the aggregate for the same number of Common Shares as is expressed in this Warrant certificate. Any Warrant certificate tendered for exchange shall be surrendered to the Corporation and cancelled.

11.	Severability

If any one or more of the provisions or parts thereof contained in this Warrant should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(a)	the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(b)	the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant in any other jurisdiction.

12.	Covenants and Representations, Warranties and Covenants of the Company.

(a)	The Corporation represents and warrants to the Holder (and acknowledges that the Holder is relying on such representations and warranties) that:

(i)	it is a corporation amalgamated and existing under the laws of the State of New Jersey;

(ii)	it has the corporate power to enter into and perform its obligations under this Warrant certificate and the execution and delivery of and performance by the Corporation of this Warrant certificate has been authorized by all necessary corporate action on the part of the Corporation;

(iii)	this Warrant certificate has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding agreement of the Corporation enforceable against it in accordance with its terms; and

(iv)	all Common Shares issued pursuant to the Warrants will be validly issued as fully paid and non-assessable.

(b)	The Corporation covenants and agrees that:

(i)	it will reserve and keep available, free from any pre-emptive rights, out of its authorized and unissued equity securities, a sufficient number of Common Shares, as may be adjusted pursuant to the terms hereof, for the purpose of enabling it to satisfy its obligations to issue Common Shares upon the exercise of the Warrants;

(ii)	it will cause the Common Shares acquired pursuant to the exercise of the Warrants to be duly issued and delivered in accordance with the terms of this Warrant certificate;

(iii)	all Common Shares that are issued upon exercise of the Warrants will be duly authorized and be issued as validly issued, fully paid and non-assessable;

(iv)	it will make all requisite filings, including filings with securities regulatory authorities in the United States of America, in connection with the exercise of the Warrants and the issue of the Common Shares upon exercise thereof and will make all requisite filings necessary to remain a reporting issuer not in default thereunder;

(v)	it will use its best efforts to ensure that all Common Shares may be so issued pursuant to the terms hereof without violation of any applicable laws, including U.S. securities laws) or the applicable requirements of any exchange upon which the Common Shares may be listed or in respect of which such Common Shares are qualified for unlisted trading privileges;

(vi)	it will expeditiously use its best commercial efforts to obtain the listing of all Common Shares issued pursuant to this Warrant Certificate on such exchange or over the counter market which the Common Shares are listed from time to time; and

(vii)	it will do, or cause to be done, all commercially reasonable things necessary to preserve and keep in full force and effect its corporate existence.

13.	United States Restrictions.

The Warrants have not been and will not be registered under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) or any state securities laws; accordingly, the Warrants may not be exercised in the United States or by or on behalf of U.S. persons (as defined in Regulation S under the U.S. Securities Act) unless an exemption from registration under the U.S. Securities Act and applicable state securities laws is available, and the Corporation receives an opinion of counsel to such effect in form and substance satisfactory to it.

14.	Notice.

Any notice, direction, election, form or other communication given regarding the matters contemplated by this Agreement (each a “Notice”) must be in writing, sent by personal delivery, courier or facsimile (but not by email) and addressed:

to the Corporation at:	8725 N.W. 18th. Terrace, Doral, Florida 33172
Attention: Carlos A. Contreras, Sr.
Facsimile: +1 (305) 418-8565
to the Holder at the address of the Holder listed above.

A Notice is deemed to be given and received (i) if sent by personal delivery or same day courier, on the date of delivery if it is a business day and the delivery was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next business day, (ii) if sent by overnight courier, on the next business day, or (iii) if sent by facsimile, on the business day following the date of confirmation of transmission by the originating facsimile. A Party may change its address for service from time to time by providing a Notice in accordance with the foregoing. Any subsequent Notice must be sent to the Party at its changed address. Any element of a Party’s address that is not specifically changed in a Notice will be assumed not to be changed.

15.	Governing Law.

This Agreement will be governed by, interpreted and enforced in accordance with the laws of the State of Florida.

16.	Successors.

This Warrant certificate will enure to the benefit of and will be binding upon the Holder and the Corporation and their respective successors.

17.	General.

The holding of Warrants evidenced by this Warrant certificate will not constitute the holder a shareholder of the Corporation or entitle the holder to any right or interest in respect thereof except as expressly provided in this Warrant certificate.

18.	Registration Rights.

If the Corporation proposes to register any of its stock or other securities under the Securities Act of 1933 in connection with the public offering of such securities, the Corporation shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within twenty (20) days after mailing of such notice by the Corporation, the Corporation shall, use all commercially reasonable efforts to cause to be registered under the Securities Act of 1933 all of the securities that each such Holder requests to be registered. All expenses other than underwriting discounts and commissions incurred in connection with the registration, including, without limitation, all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Corporation shall be borne by the Corporation

IN WITNESS WHEREOF the Corporation has caused this Warrant certificate to be signed by its duly authorized officer.

DATED as of the [●] day of June, 2012.

Bio Nitrogen Corporation

By:
Name: Carlos A. Contreras, Sr.
Title: President and CEO

EXHIBIT “1”

ELECTION TO EXERCISE

TO:	BIO NITROGEN CORPORATION (the “Company”)

The undersigned holder of the Warrants represented by the Warrant certificate attached hereto hereby irrevocably elects to exercise in accordance with and subject to the provisions of this Warrant certificate the number of Warrants of the Company set out below for the number of Common Shares (or other property or securities subject thereto) as set forth below through a Cash Exercise/Cashless Exercise [circle the applicable option and complete below as applicable]:

OPTION 1: Cash Exercise

(a)	Number of Warrants to be exercised:

(b)	Number of Common Shares to be acquired:

(c)	Exercise Price (US$0.06, or such adjusted price in effect):	US	$

(d)	Aggregate Purchase Price [(b) multiplied by (c)]	US	$

and either (i) encloses herewith cash or a certified cheque or bank draft payable in U.S. dollars to or to the order of the Company, or (ii) sends, contemporaneously herewith, a wire transfer to an account designated by the Company for the full subscription price for the Common Shares so subscribed for.

OPTION 2: Cashless Exercise

Number of Common Shares to be acquired:

Capitalized terms used in this Election to Exercise which are not defined have the respective meanings ascribed to such terms in the Warrant certificate attached hereto.

The Common Shares hereby subscribed for are to be issued as follows:

Name:

Address in full:

Note: If further nominees are intended, please attach (and initial) a schedule providing these particulars.

1[Please check box if the undersigned represents and warrants to the Company as follows (check one):

☐       (i)         The undersigned (a) at the time of exercise of this Warrant is not in the United States; (b) is not a “U.S. Person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and is not exercising this Warrant on behalf of a “U.S. Person”; and (c) did not execute or deliver this Subscription Form in the United States.

1 Bracketed language applicable to Warrant issued to U.S. holder.

☐       (ii)         An exemption from registration under the U.S. Securities Act and any applicable state securities law is available for the issuance of Common Shares pursuant to this exercise, and attached hereto is an opinion of counsel to such effect, it being understood that any opinion of counsel tendered in connection with the exercise of this Warrant must be in form and substance satisfactory to the Company.

☐       (iii)         The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D (an “Accredited Investor”) under the U.S. Securities Act and it is exercising this Warrant and acquiring the Common Shares issuable upon exercise thereof for its own account or for the account of an Accredited Investor, as to which it exercises sole investment discretion, and not with a view to any resale, distribution or other disposition of the Common Shares in violation of the United States securities laws, and hereby represents, warrants and covenants and agrees (on its own behalf and, if applicable, on behalf of each beneficial owner for whom it is acting hereunder) as follows:

1.	It, alone or with its advisors, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Common Shares and is able to bear the economic risks of such investment.

2.	It understands and acknowledges that the Company is not obligated to file and does not have any present intention of filing with the United States Securities and Exchange Commission or with any state securities administration any registration statement in respect of resales of the Common Shares.

3.	It agrees that if it decides to offer, sell or otherwise transfer any of the Common Shares, it will not offer, sell or otherwise transfer any of such Common Shares, directly or indirectly, except: only (A) to the Company, (B) in the United States, in compliance with Rule 144A under the U.S. Securities Act, if available, (C) outside the United States, in compliance with Rule 904 of Regulation S and in compliance with applicable local laws and regulations, (D) in a transaction exempt from registration under the U.S. Securities Act pursuant to Rule 144 and in compliance with any applicable state securities laws of the United States, or (E) in a transaction that does not require registration under the U.S. Securities Act or any applicable United States state securities laws, and in the case of (D) and (E) it has furnished to the Company an opinion of counsel of recognized standing in form and substance satisfactory to the Company to that effect.

4.	It understands that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or state securities laws, the certificates representing the Common Shares, and all certificates issued in exchange therefor or in substitution thereof, shall bear on the face of such certificates the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT IN A TRANSACTION COMPLETED IN ACCORDANCE WITH THE REGISTRATION STATEMENT, (B) TO THE CORPORATION, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (i) RULE 144 OR (ii) RULE 144A THEREUNDER, IF AVAILABLE, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF SUBPARAGRAPH D(i) OR (E) THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN THE UNITED STATES OF AMERICA;

provided, that if Common Shares are being sold in compliance with the requirements of Rule 904 of Regulation S, and provided that the Company is a “foreign issuer” within the meaning of Regulation S at the time of sale, the above legend may be removed by providing a declaration to the Company or, if one has been appointed, to the registrar and transfer agent for the Common Shares, to the following effect (in addition to such further documents or evidence that the Company or its transfer agent may reasonably require from time to time which may include an opinion of counsel in form and substance satisfactory to the Company):

“The undersigned (a) acknowledges that the sale of the securities of Bio Nitrogen Corporation (the “Corporation”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and (b) certifies that (1) the undersigned is not an “affiliate” of the Corporation as that term is defined in Rule 405 under the U. S. Securities Act, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (B) the transaction was executed on or through the facilities of a stock exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace such securities with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act. Terms used herein have the meanings given to them by Regulation S”;

provided, further, that if any such Common Shares are being sold pursuant to Rule 144 of the U.S. Securities Act, the above legend may be removed by delivery to the Company or, if one has been appointed, to the registrar and transfer agent for the Common Shares, of an opinion of counsel, of recognized standing in form and substance satisfactory to the Company, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

and the Company shall use its reasonable best efforts to cause the registrar and transfer agent of the Company to remove the foregoing U.S. legend within three business days (excluding weekends and holidays) of receipt of the foregoing, as applicable.

5.	It will deliver to each person to whom it transfers any Common Shares notice of the applicable restrictions on transfer of such Common Shares.

6.	It is aware of the resale restrictions applicable to the Common Shares and confirms that no representation has been made respecting its ability to resell the Common Shares.

DATED this _____ day of _______________, ________.

Signature Guaranteed (See Instruction #1, below)	Signature of Holder (to be the same as the name that appears on the face of the Warrant certificate attached hereto)

Name of Holder (please print)

Address of Holder (please print)

Instructions:

1.	If the Election to Exercise indicates that Common Shares are to be issued to a person or persons other than the registered holder of the Warrant certificate, the signature of such holder on the Subscription Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange, and such holder must pay any applicable transfer taxes or fees.

2.	If the Election to Exercise is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a company or any person acting in a judiciary or representative capacity, the Election to Exercise must be accompanied by evidence of authority to sign satisfactory to the Company.

3.	Warrants shall only be transferable in accordance with the applicable terms and conditions thereof and applicable securities laws.

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